SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2003

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0001084717	93-1269184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 7th Avenue

Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 243-2123

Item 5.	Other Events

On September 17, 2003, Pacific Continental Corporation announced a 4-for-3 stock split payable October 15, 2003 to shareholders of record on September 30, 2003.

A press release announcing the stock split is attached as an exhibit to this Form 8-K.

(b) Exhibits.

99.	Press Release announcing the stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2003
PACIFIC CONTINENTAL CORPORATION

	By:	/s/ MICHAEL A. REYNOLDS
Michael A. Reynolds Senior Vice President and Chief Financial Officer